STOCKSNIPS AI-POWERED SENTIMENT US ALL CAP ETF
SCHEDULE OF INVESTMENTS
April 30, 2024 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Apparel Retail - 3.3%
TJX Cos., Inc.	2,150	$202,294

Application Software - 3.0%
Cadence Design Systems, Inc.(a)	675	186,050

Broadline Retail - 3.0%
Vipshop Holdings Ltd. - ADR	12,225	183,864

Building Products - 3.7%
Trane Technologies PLC	725	230,072

Data Processing & Outsourced Services - 3.3%
Broadridge Financial Solutions, Inc.	1,050	203,081

Electrical Components & Equipment - 3.3%
AMETEK, Inc.	1,175	205,226

Electronic Equipment & Instruments - 4.0%
Badger Meter, Inc.	1,350	246,941

Electronic Manufacturing Services - 3.2%
Fabrinet(a)	1,125	194,704

Environmental & Facilities Services - 3.4%
Waste Management, Inc.	1,000	208,020

Food Distributors - 3.2%
Sysco Corp.	2,650	196,948

Health Care Equipment - 3.2%
IDEXX Laboratories, Inc.(a)	400	197,104

Health Care Supplies - 3.8%
Lantheus Holdings, Inc.(a)	3,550	236,217

Health Care Technology - 3.0%
Veeva Systems, Inc. - Class A(a)	925	183,668

Human Resource & Employment Services - 9.4%
Automatic Data Processing, Inc.	875	211,653
Paychex, Inc.	1,750	207,917
TriNet Group, Inc.	1,600	160,592
		580,162

STOCKSNIPS AI-POWERED SENTIMENT US ALL CAP ETF
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024 (Unaudited)

COMMON STOCKS - 99.8% (CONTINUED)	Shares	Value
Insurance Brokers - 3.2%
Willis Towers Watson PLC	775	$194,634

Internet Services & Infrastructure - 3.1%
Shopify, Inc. - Class A(a)	2,725	191,295

IT Consulting & Other Services - 3.2%
Amdocs Ltd.	2,375	199,476

Life & Health Insurance - 6.6%
CNO Financial Group, Inc.	7,825	206,032
Sun Life Financial, Inc.	3,950	201,608
		407,640

Life Sciences Tools & Services - 3.3%
Medpace Holdings, Inc.(a)	525	203,884

Marine Transportation - 3.7%
Golden Ocean Group Ltd.	16,525	232,836

Packaged Foods & Meats - 3.6%
Mondelez International, Inc. - Class A	3,050	219,417

Property & Casualty Insurance - 3.1%
W R Berkley Corp.	2,450	188,577

Research & Consulting Services - 3.4%
Booz Allen Hamilton Holding Corp.	1,425	210,430

Restaurants - 3.7%
Wendy's Co.	11,475	229,385

Specialized Consumer Services - 3.4%
H&R Block, Inc.	4,425	208,993

Technology Hardware, Storage & Peripherals - 3.4%
NetApp, Inc.	2,025	206,975

STOCKSNIPS AI-POWERED SENTIMENT US ALL CAP ETF
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2024 (Unaudited)

COMMON STOCKS - 99.8% (CONTINUED)	Shares	Value

Transaction & Payment Processing Services - 3.3%
Jack Henry & Associates, Inc.	1,250	$203,363
TOTAL COMMON STOCKS (Cost $6,170,640)		6,151,256

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.23%(b)	14,680	14,680
TOTAL SHORT-TERM INVESTMENTS (Cost $14,680)		14,680

TOTAL INVESTMENTS - 100.0% (Cost $6,185,320)		$6,165,936
Liabilities in Excess of Other Assets – (0.0)%(c)		(942)
TOTAL NET ASSETS - 100.0%		$6,164,994

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

STOCKSNIPS AI POWERED SENTIMENT US ALL CAP ETF

SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of April 30, 2024, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STOCKSNIPS AI POWERED SENTIMENT US ALL CAP ETF

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of April 30, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets
Common Stocks	$6,151,256	$—	$—	$6,151,256
Money Market Funds	14,680	—	—	14,680
Total Assets	$6,165,936	$—	$—	$6,165,936

Refer to the Schedule of Investments for industry classifications.

During the fiscal period ended April 30, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.